UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2009

Bonanza Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52171	76-0720654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3417 Mercer
Suite D
Houston, TX   77027
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (713) 333-5808

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York  10005
Telephone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement s of Certain Officers

On July 17, 2009, G. Wade Stubblefield tendered his resignation as Chief Financial Officer, Chief Accounting Officer and Secretary of Bonanza Oil & Gas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Oil & Gas, Inc.

Date: July 20, 2009	By:	/s/ William Wiseman
William Wiseman
President and Chief Executive Officer

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